The Multi-Disciplinary Portfolio
Schedule of Investments
September 30, 2025 (Unaudited)

COLLATERALIZED LOAN OBLIGATIONS - 96.3%		Par	Value
ArrowMark Colorado Holdings LLC, Series 2013-1A, Class BR3, 6.12% (3 mo. Term SOFR + 1.90%), 07/25/2038 (a)		$750,000	$752,357
Atlas Senior Loan Fund Ltd., Series 2019-14A, Class BR, 6.54% (3 mo. Term SOFR + 2.21%), 07/20/2032 (a)		500,000	501,989
Battery Park CLO, Series 2022-1A, Class AR, 5.83% (3 mo. Term SOFR + 1.50%), 10/20/2037 (a)		500,000	501,683
BlueMountain CLO Ltd.
Series 2021-33A, Class BR, 0.00% (3 mo. Term SOFR + 1.70%), 10/20/2038 (a)		750,000	750,000
Series 2022-35A, Class BR, 6.18% (3 mo. Term SOFR + 1.85%), 10/22/2037 (a)		500,000	501,839
Brant Point CLO Ltd.
Series 2024-4A, Class B, 6.28% (3 mo. Term SOFR + 1.95%), 07/20/2037 (a)		1,000,000	1,005,863
Series 2024-6A, Class A2, 5.95% (3 mo. Term SOFR + 1.63%), 01/15/2038 (a)		500,000	500,283
Bryant Park Funding Ltd., Series 2023-21A, Class B, 7.08% (3 mo. Term SOFR + 2.75%), 10/18/2036 (a)		250,000	250,173
Carlyle Global Market Strategies, Series 2023-3A, Class B, 6.92% (3 mo. Term SOFR + 2.60%), 10/15/2036 (a)		450,000	450,000
CIFC Funding Ltd., Series 2021-6A, Class B, 6.23% (3 mo. Term SOFR + 1.91%), 10/15/2034 (a)		500,000	501,500
Eaton Vance Management, Series 2013-1A, Class BR4, 6.03% (3 mo. Term SOFR + 1.75%), 10/15/2038 (a)		750,000	752,403
Eldridge CLO Ltd., Series 2025-1A, Class B, 0.00% (3 mo. Term SOFR + 1.65%), 10/20/2038 (a)		500,000	500,000
Fort Washington CLO, Series 2019-1A, Class BR2, 6.23% (3 mo. Term SOFR + 1.90%), 10/20/2037 (a)		500,000	502,107
Golub Capital Partners CLO Ltd., Series 2023-70A, Class B, 6.82% (3 mo. Term SOFR + 2.50%), 10/25/2036 (a)		250,000	250,263
Halsey Point CLO Ltd., Series 2021-4A, Class B, 6.34% (3 mo. Term SOFR + 2.01%), 04/20/2034 (a)		475,000	476,300
Katayma CLO Ltd., Series 2023-1A, Class B, 6.98% (3 mo. Term SOFR + 2.65%), 10/20/2036 (a)		250,000	250,114
Magnetite CLO Ltd., Series 2023-37A, Class B, 6.63% (3 mo. Term SOFR + 2.30%), 10/20/2036 (a)		500,000	500,040
Man GLG US CLO, Series 2023-1A, Class A, 6.63% (3 mo. Term SOFR + 2.30%), 07/20/2035 (a)		500,000	500,209
Mountain View CLO Ltd., Series 2019-2A, Class B1R, 6.47% (3 mo. Term SOFR + 2.15%), 07/15/2037 (a)		450,000	451,156
Orion CLO Ltd., Series 2023-2A, Class B, 7.07% (3 mo. Term SOFR + 2.75%), 01/25/2037 (a)		250,000	250,556
Post CLO
Series 2022-1A, Class B, 6.23% (3 mo. Term SOFR + 1.90%), 04/20/2035 (a)		665,000	667,175
Series 2023-1A, Class A, 6.28% (3 mo. Term SOFR + 1.95%), 04/20/2036 (a)		500,000	500,142
Sandstone Peak Ltd., Series 2023-1A, Class BR, 6.08% (3 mo. Term SOFR + 1.75%), 07/20/2038 (a)		500,000	501,611
Sound Point CLO Ltd.
Series 2022-1A, Class B, 6.22% (3 mo. Term SOFR + 1.90%), 04/25/2035 (a)		750,000	751,031
Series 2023-1A, Class A2R, 6.01% (3 mo. Term SOFR + 1.70%), 07/26/2038 (a)		600,000	600,600
Series 2025-1RA, Class A2, 5.85% (3 mo. Term SOFR + 1.65%), 02/20/2038 (a)		800,000	800,927
Venture CDO Ltd.
Series 2013-15A, Class BR3, 6.45% (3 mo. Term SOFR + 2.13%), 07/15/2032 (a)		250,000	251,060
Series 2022-46A, Class A2R, 6.03% (3 mo. Term SOFR + 1.70%), 10/20/2037 (a)		500,000	500,570
Series 2023-48A, Class B1, 7.08% (3 mo. Term SOFR + 2.75%), 10/20/2036 (a)		500,000	500,254
Voya CLO Ltd., Series 2019-4A, Class A2R, 5.93% (3 mo. Term SOFR + 1.61%), 01/15/2035 (a)		430,000	432,571
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $15,607,667)			15,654,776

TOTAL INVESTMENTS - 96.3% (Cost $15,607,667)			15,654,776
Money Market Deposit Account - 10.3% (c)			1,676,713
Liabilities in Excess of Other Assets - (6.6)%			(1,079,384)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$16,252,105
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

LLC - Limited Liability Company
SOFR - Secured Overnight Financing Rate

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $15,654,776 or 96.3% of the Fund’s net assets.

(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.99%.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At September 30, 2025, 2.35%, 1.09%, 0.23%, 0.82%, 1.21% and 0.45% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio and The Kinetics Spin-Off and Corporate Restructuring Fund , respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at September 30, 2025.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio's net assets as of September 30, 2025:

Assets^	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligation	$–	$15,654,776	$–	$15,654,776
Total Investments in Securities	$–	$15,654,776	$–	$15,654,776

As of September 30, 2025, there were no investments in Level 3 securities.
During the period ended September 30, 2025, there were no transfers into or out of Level 3.

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.